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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                ---------------

                                    FORM 8-K

                                ---------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 18, 2001
                (Date of earliest event reported): May 15, 2001

                        FIREARMS TRAINING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 0-21773


DELAWARE                                                    57-0777018
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                            7340 McGINNIS FERRY ROAD
                             SUWANEE, GEORGIA 30024
                    (Address of principal executive offices)


                        TELEPHONE NUMBER (770) 813-0180
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

Robert F. Mecredy, the President, Chief Executive Officer ("CEO") and Director, has announced his resignation from Firearms Training Systems, Inc. ("FATS") effective immediately.

Randy Sugarman, Chairman of the Board of Directors, will assume responsibilities as Interim President and CEO until a replacement has been selected.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIREARMS TRAINING SYSTEMS, INC.

                                    By:  /s/  John A. Morelli

                                    John A. Morelli
                                    Chief Financial Officer, Chief Operating
                                    Officer, and Secretary
                                    (Principal Financial Officer and
                                    Principal Accounting Officer)